UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSRS

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund

(Exact name of registrant as specified in charter)

________

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Michael Carbone

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2022

Date of reporting period: July 31, 2021

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2021 SEMI-ANNUAL REPORT

JULY 31, 2021

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Semi-Annual Report

2	Letter to Our Shareholders
3	Investment Adviser’s Report
5	Schedule of Investments
7	Summary of Segregated Accounts
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statement of Cash Flows
13	Financial Highlights
14	Notes to Financial Statements
26	Disclosure of Fund Expenses
27	Board Approval of Advisory Agreement

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

letter to our shareholders
July 31, 2021 (Unaudited)

Dear Shareholders,

This semi-annual report covers the six-month period ended July 31, 2021.

With the commencement of hurricane season, the Fund performed in line with expectations and returned +0.52% for the six months ended July 31, 2021 (outperforming the ICE BofAML 3-month U.S. Treasury Bill Index return of +0.01%). Due to the Fund’s more targeted industry loss warranty (“ILW”) alpha approach and because the majority of its return attribution accrues during hurricane season (which is June - November), the Fund underperformed the beta oriented SwissRe Cat Bond Index (+1.90%), which was impacted by more global activity, for the six months ended July 31, 2021.

The months of May and June are typically the busiest in terms of ILW trading activity, and 2021 was no exception. Many of the trends observed earlier in 2021 persisted in the second quarter, including higher demand for occurrence triggers, larger limit sizes and more customized structures for reducing basis risk. These trends have been mostly beneficial to our risk objectives and the results are evident in the Fund’s current portfolio composition. Looking ahead to the third quarter, we continue to see potential opportunities as counterparties work to refine their portfolios ahead of the peak Atlantic hurricane season.

On the risk side, environmental observations and key forecast predictors suggest that the 2021 Atlantic hurricane season activity will likely be above the long-term average, leading management to take a more defensive approach in the Fund’s portfolio construction process. Sea surface temperatures across the tropical Atlantic are near-to-slightly above average. Sea surface temperatures in the subtropical Atlantic are well above average. Forecasts anticipate average temperatures to persist in the hurricane Main Development Region (which extends from the west coast of Africa to the western Caribbean Sea), the Caribbean Sea and the Gulf of Mexico. These aforementioned conditions are associated with above average hurricane activity. Longer-term forecasts are more difficult to predict accurately, but most forecasts have maintained their expectation of above average activity for the 2021 season (although it is not expected to be as hyperactive as 2017 or 2020). As always, we will be monitoring these factors closely over the next few months.

In terms of recent events, global insured losses in the second quarter have been relatively modest and the 2021 Atlantic hurricane season has seen an early but mild start, with only three of the five named storms making landfall, as tropical storms.

We do not expect any of the preceding events (the five named storms that have made landfall to start the season) to impact the Fund’s portfolio. We continue to monitor key catastrophe events that occurred in 2020 and the first quarter of 2021, as well.

In terms of deal sourcing, management’s commitment to disciplined underwriting and careful risk selection led to attractively priced opportunities, as protection sellers’ capacity dwindled and protection buyers could no longer wait to hedge their portfolios.

We are excited for the opportunity to further capitalize and source attractive opportunities for our shareholders. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Select Strategies Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

investment adviser’s report
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund

SELECT STRATEGIES FUND – CNRLX

For the period from February 1, 2021, through July 31, 2021, the Fund posted a return of +0.52%, outperforming the ICE BofAML 3-month U.S. Treasury Bill Index return of +0.01% and underperforming the SwissRe Cat Bond Index return of +1.90%. We took into consideration inflationary factors and the anticipated above-average hurricane season forecast when building and positioning the Fund’s portfolio this year. We believe the 2021 portfolio is one of the most defensive portfolios that we have ever built, which we achieved by derisking the Fund’s portfolio as it was underwritten over the last quarter, including by increasing average attachment levels (i.e., levels of industry loss that would need to be breached in order to trigger a loss in a contract) by approximately 22% year-over-year. In addition to thoughtfully building the Fund’s portfolio, we believe active management is a key component to our strategy and that incorporation of real-time environmental risk considerations, with the ability to tilt the Fund’s portfolio accordingly, can have a meaningful positive influence on longer-term results. Another defensive measure undertaken has been to move away from frequency triggers in favor of ILWs with higher attachment levels in anticipation of another active hurricane season. Once again, the customizability of ILWs has given us greater control to modify the portfolio’s risk each season and focus on improving contract terms that protect the portfolio from the potential of poorly modeled or unmodeled risks.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions. Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an Index.

The Swiss Re Cat Bond Total Return Index is designed to reflect the returns of the catastrophe bond market. The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Investing involves risk including loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, and economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer’s obligations. The Fund is non-diversified.

Alternative investments are speculative, entail substantial risks, offer limited or no liquidity and are not suitable for all investors. The Fund is an interval fund, which is a type of closed-end fund with shares that do not trade on the secondary market. Instead the Fund periodically offers to buy back a percentage of outstanding shares at net asset value (NAV).

The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset values. Even though the

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

investment adviser’s report
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund (concluded)

Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event will occur and the Fund will lose all or a significant portion of the accrued interest and/or principal it has invested in the investment, and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio, the Fund could suffer substantial losses. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk.

The size of the insurance-linked securities market may change over time, which may limit the availability of insurance-linked securities for investment. The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of liquid secondary market or human error.

Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

schedule of investments
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund

Description	Cost (000)	Value (000)
Structured Investments Equity Linked Notes [88.1%]*†‡
Earthquake[3.5%]
Delancey Segregated Account	$5,750	$6,285

Efficiency[36.3%]
Broadway Segregated Account	26,280	30,638
Hollywood Segregated Account	29,550	34,442

Total Efficiency		65,080

Frequency[12.7%]
Atlantic Segregated Account	5,718	6,413
Jay Segregated Account	320	6
Ocean Segregated Account	5,291	6,391
Park Segregated Account (A)	5,790	7,504
Sunset Segregated Account	1,955	2,342

Total Frequency		22,656

Multi Peril[9.8%]
Carmelia Segregated Account	5,942	6,817
Nassau Segregated Account	5,371	6,900
Venice Segregated Account	2,908	3,877

Total Multi Peril		17,594

Non-Florida[2.6%]
Lexington Segregated Account	4,545	4,653

Opportunistic[5.5%]
Elevado Segregated Account	5,521	6,752
Trinity Segregated Account	2,345	3,075

Total Opportunistic		9,827

Wind[17.7%]
Fulton Segregated Account	3,962	4,419
Glendale Segregated Account	5,668	6,064
King Segregated Account	6,066	7,211
Madison Segregated Account	4,683	5,501
Rodeo Segregated Account	2,177	2,428
Wilshire Segregated Account	5,508	6,089

Total Wind		31,712

Total Structured Investments
(Cost $135,352)		157,807

Total Investments [88.1%]
(Cost $135,352)		$157,807

Percentages are based on net assets of $179,076 (000).

*	Non-income producing securities

†	Securities considered illiquid. The total value of such securities as of July 31, 2021, was $157,807 (000) and represented 88.1% of the net assets of the Fund.

‡

Securities considered restricted. The total value of such securities as of July 31, 2021, was $157,807 (000) and represented 88.1% of the net assets of the Fund. For each restricted security there are various acquisition dates (see the table on page 6). It is the Fund’s intent to continue to periodically invest in restricted securities.

(A)	Level 3 security in accordance with fair value hierarchy.

Equity linked notes with a fair value of $7,504 (000), were valued using the Special Purpose Entities NAV adjusted for industry loss data provided by independent third-party assessor applied to certain contracts within the Special Purpose Entities that were impacted by aforementioned data and were considered Level 3, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the inputs used as of July 31, 2021, when valuing the Fund’s investments (000):

Investment in Securities	Level 1	Level 2	Level 3	Total
Equity Linked Securities*	$—	$—	$7,504	$157,807
Total Investments in Securities	$—	$—	$7,504	$157,807

*

As of July 31, 2021, structured investments in equity linked notes with a fair value of $150,303 (000) are valued using the Special Purpose Entities NAV as a practical expedient and are not required to be classified in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of July 31, 2021:

Equity Linked Notes (000)

Beginning balance as of February 1, 2021	$6,803
Transfers into Level 3	—
Transfers out of Level 3	—
Net purchases	701
Change in unrealized appreciation	—
Ending balance as of July 31, 2021	$7,504
Net change in unrealized appreciation attributable to Level 3 securities held at July 31, 2021	$—

For the period ended July 31, 2021, there were no transfers in or out of Level 3.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly lower fair value measurement.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

schedule of investments
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund (continued)

Asset Allocation (% of Investments)
Earthquake	3.97%
Efficiency	41.24%
Frequency	14.36%
Multi Peril	11.15%
Non-Florida	2.95%
Opportunistic	6.23%
Wind	20.10%
100.00%

Restricted Securities

Description	Acquisition Date Range	Cost (000)	Value (000)
Delancey Segregated Account	8/2/2017 - 5/18/2021	$5,750	$6,285
Broadway Segregated Account	8/2/2017 - 5/18/2021	26,280	30,637
Hollywood Segregated Account	8/2/2017 - 5/18/2021	29,550	34,441
Atlantic Segregated Account	8/2/2017 - 5/18/2021	5,718	6,413
Jay Segregated Account	8/2/2017 - 2/9/2021	319	6
Ocean Segregated Account	8/2/2017 - 5/18/2021	5,290	6,391
Park Segregated Account	8/2/2017 - 5/18/2021	5,790	7,504
Sunset Segregated Account	8/2/2017 - 5/18/2021	1,955	2,341
Carmelia Segregated Account	8/2/2017 - 5/18/2021	5,941	6,816
Nassau Segregated Account	8/2/2017 - 5/18/2021	5,371	6,900
Venice Segregated Account	8/2/2017 - 5/18/2021	2,908	3,876
Lexington Segregated Account	8/2/2017 - 5/18/2021	4,545	4,653
Elevado Segregated Account	8/2/2017 - 5/18/2021	5,520	6,752
Trinity Segregated Account	8/2/2017 - 5/18/2021	2,345	3,075
Fulton Segregated Account	8/2/2017 - 5/18/2021	3,962	4,418
Glendale Segregated Account	8/2/2017 - 5/18/2021	5,668	6,064
King Segregated Account	8/2/2017 - 5/18/2021	6,065	7,210
Madison Segregated Account	8/2/2017 - 5/18/2021	4,683	5,500
Rodeo Segregated Account	8/2/2017 - 5/18/2021	2,177	2,428
Wilshire Segregated Account	8/2/2017 - 5/18/2021	5,507	6,089

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

summary of segregated accounts
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund (continued)

A summary of the Segregated Accounts that the Fund holds in the NB Reinsurance, Ltd. (“NB RE, Ltd.”) portfolio are summarized as follows:

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Earthquake
Delancey			$94,706
United States
7 Contracts (6 Cat Bonds)	Live	3/2022 - 6/2028
13 Contracts (3 Cat Bonds)	Matured	8/2017 - 1/2021

Efficiency
Broadway			441,683
North America, Europe, Australia, Japan
72 Contracts (3 Cat Bonds)	Live	12/2021 - 4/2029
North America, Europe, Japan
212 Contracts (24 Cat Bonds)	Matured	12/2017 - 7/2021
United States
Hollywood			525,210
North America, Europe, Australia
77 Contracts (7 Cat Bonds)	Live	12/2021 - 4/2028
North America, Europe, Japan
217 Contracts (28 Cat Bonds)	Matured	11/2017 - 7/2021

Frequency
Atlantic			96,919
United States
4 Contracts (2 Cat Bonds)	Live	12/2021 - 1/2025
8 Contracts (3 Cat Bonds)	Matured	12/2017 - 12/2020
Jay			2,815
United States
1 Contract	Live	12/2021
3 Contracts	Triggered	4/2018 - 1/2021
Ocean			78,563
North America
4 Contracts (1 Cat Bond)	Live	12/2021 - 1/2027
19 Contracts (4 Cat Bonds)	Matured	9/2017 - 4/2021
Park			93,393
North America
2 Contracts (1 Cat Bond)	Live	6/2022 - 6/2025
United States
22 Contracts	Matured	12/2017 - 4/2021
Sunset			36,460
United States
3 Contracts (2 Cat Bonds)	Live	5/2022 - 7/2025
10 Contracts (7 Cat Bonds)	Matured	12/2018 - 1/2021

Multi Peril
Carmelia			102,233
United States, Japan, Europe, Australia, New Zealand
3 Contracts (3 Cat Bonds)	Live	12/2021 - 1/2028
9 Contracts (2 Cat Bonds)	Matured	12/2017 - 1/2021
Nassau			73,578
United States
4 Contracts (3 Cat Bonds)	Live	2/2022 - 4/2029
16 Contracts (4 Cat Bonds)	Matured	12/2017 - 1/2021
Venice			59,699
United States
5 Contracts (1 Cat Bond)	Live	12/2021 - 5/2024
9 Contracts (1 Cat Bond)	Matured	7/2018 - 4/2021

Non-Florida
Lexington			58,631
United States
5 Contracts (4 Cat Bonds)	Live	12/2021 - 4/2028
United States, Japan
13 Contracts (3 Cat Bond)	Matured	12/2017 - 10/2020

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

summary of segregated accounts
July 31, 2021 (Unaudited)
City National Rochdale Select Strategies Fund (concluded)

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Opportunistic
Elevado			$86,516
United States
5 Contracts (3 Cat Bonds)	Live	12/2021 - 1/2028
13 Contracts (2 Cat Bonds)	Matured	12/2017 - 5/2021
Trinity			48,293
United States
3 Contracts	Live	2/2022 - 3/2022
8 Contracts (1 Cat Bond)	Matured	12/2017 - 2/2021

Wind
Fulton			62,134
United States - Florida
4 Contracts (3 Cat Bonds)	Live	12/2021 - 4/2029
6 Contracts	Matured	11/2017 - 6/2020
Glendale			91,210
United States
4 Contracts (3 Cat Bonds)	Live	12/2021 - 1/2028
6 Contracts	Matured	12/2017 - 12/2019
King			93,195
United States
2 Contracts	Live	5/2021 - 7/2022
17 Contracts (3 Cat Bonds)	Matured	12/2017 - 7/2021
Madison			82,249
United States
6 Contracts (3 Cat Bonds)	Live	12/2021 - 1/2028
15 Contracts (7 Cat Bonds)	Matured	11/2017 - 1/2021
Rodeo			36,992
United States, Japan, Europe
2 Contracts (1 Cat Bond)	Live	12/2021 - 1/2028
2 Contracts	Matured	12/2018
Wilshire			68,510
United States
4 Contracts (3 Cat Bonds)	Live	12/2021 - 7/2025
19 Contracts (1 Cat Bond)	Matured	12/2017 - 5/2021

Disclosures

*	During the period from July 27, 2017 - July 31, 2021, the Fund owned between 2.1% and 7.9% of the assets represented in the NB RE, Ltd. portfolio.

Earthquake — Predominately exposed to damage incurred by earthquakes

Efficiency — Exposure to both industry loss warranties and catastrophe bonds

Frequency — Exposure to contracts that are triggered by multiple events or loss window

Live — Contract is currently in force

Matured — Contract was in force until agreed upon termination date

Multi Peril — Exposure to contracts with multiple perils

Non-Florida — Exposure to contracts with no Florida exposure

Opportunistic — Exposure to contracts with opportunistic deal metrics

Triggered — Contract was impaired and removed from cell before maturity

Wind — Predominately exposed to damage incurred by wind in the U.S., Japan and Europe

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

statement of assets and liabilities (000)
July 31, 2021 (Unaudited)

City National Rochdale Select Strategies Fund
ASSETS:
Cost of Securities	$135,352
Investments in Securities, at value	$157,807
Cash	21,103
Receivable for Capital Shares Sold	328
Prepaid Expenses	27
Total Assets	179,265

LIABILITIES:
Payable to Investment Advisor	74
Audit Fees Payable	38
Shareholder Servicing Fees Payable	37
Transfer Agency Fees Payable	13
Administration Fees Payable	12
Other Accrued Expenses	15
Total Liabilities	189
Net Assets	$179,076

NET ASSETS:
Paid-in Capital (unlimited authorization - no par value)	$157,546
Total Distributable Earnings	21,530
Net Assets	$179,076

Class 1
Net Assets	$179,076,015
Total shares outstanding at end of period	15,353,365
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.66

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

statement of operations (000)
For the six month period ended July 31, 2021 (Unaudited)

City National Rochdale Select Strategies Fund
INVESTMENT INCOME:	$—

EXPENSES:
Investment Advisory Fees	407
Shareholder Servicing Fees - Class 1	204
Professional Fees	75
Administration Fees	65
Transfer Agent Fees	27
Registration Fees	13
Printing Fees	8
Custody Fees	3
Miscellaneous Expenses	8
Total Expenses	810
Less:
Waiver from Investment Advisor	(2)
Net Expenses	808

Net Investment Loss	(808)
Net Change in Unrealized Appreciation on Investments	1,765
Net Increase in Net Assets Resulting from Operations	$957

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

statements of changes in net assets (000)
For the six month period ended July 31, 2021 (Unaudited) and the year ended January 31, 2021

	City National Rochdale Select Strategies Fund
	For the six month period ended July 31, 2021	For the year ended January 31, 2021
OPERATIONS:
Net Investment Loss	$(808)	$(1,372)
Net Change in Unrealized Appreciation on Investments	1,765	10,433
Net Increase in Net Assets Resulting from Operations	957	9,061

CAPITAL SHARE TRANSACTIONS:
Shares Issued	31,094	29,060
Shares Redeemed	(7,310)	(6,970)
Net Increase in Net Assets from Share Transactions	23,784	22,090
Total Increase in Net Assets	24,741	31,151

NET ASSETS:
Beginning of Period/Year	154,335	123,184
End of Period/Year	$179,076	$154,335

CAPITAL SHARES ISSUED AND REDEEMED:
Shares Issued	2,682	2,622
Shares Redeemed	(629)	(625)
Net Share Transactions	2,053	1,997

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

statement of cash flows (000)
For the six month period ended July 31, 2021 (Unaudited)

City National Rochdale Select Strategies Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$957
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of Investments	(14,600)
Net Change in Unrealized (Appreciation) Depreciation on Investments	(1,765)
Increase in Prepaid Expenses	(18)
Increase in Payable to Investment Advisor	10
Decrease in Audit Fees Payable	(34)
Increase in Shareholder Servicing Fees Payable	5
Increase in Administrative Fees Payable	1
Decrease in Legal Fees Payable	(48)
Decrease in Other Accrued Expenses	(2)
Net Cash Used in Operating Activities	(15,494)

Cash Flows From Financing Activities:
Proceeds from Capital Shares Issued	32,438
Cost of Capital Shares Redeemed	(7,310)
Net Cash Provided by Financing Activities	25,128
Net Change in Cash	9,634
Cash at beginning of period	11,469
Cash at end of period	$21,103

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

financial highlights
For a Share Outstanding Throughout each Period Presented

	Net Asset Value Beginning of Period	Net Investment Loss † (2)	Net Realized and Unrealized Gains (Losses) on Securities	Total From Operations	Net Asset Value End of Period	Total Return ‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (2)	Ratio of Net Investment Loss to Average Net Assets (1)(2)	Portfolio Turnover Rate
City National Rochdale Select Strategies Fund
Class 1
2021@	$ 11.60	$ (0.06)	$ 0.12	$ 0.06	$ 11.66	0.52%	$ 179,076	0.99%	1.00%	(0.99)%	0.00%
2021	10.90	(0.11)	0.81	0.70	11.60	6.42	154,335	1.00	1.05	(1.00)	0.00
2020	10.25	(0.11)	0.76	0.65	10.90	6.34	123,184	1.00	1.16	(1.00)	0.00
2019	9.61	(0.10)	0.74	0.64	10.25	6.66	62,424	1.00	1.88	(1.00)	0.00
2018*	10.00	(0.05)	(0.34)	(0.39)	9.61	(3.90)	34,189	1.00	4.89	(1.00)	0.00

@	For the six month period ended July 31, 2021 (Unaudited).

†	Per share calculations are based on average shares outstanding throughout each period.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers. The impact of the recovered fees may cause a higher net expense ratio.

(2)	Ratios do not include income and expenses of underlying equity linked notes. Ratios are annualized for periods less than one year.

*	Commenced operations on July 27, 2017.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

notes to financial statements
July 31, 2021 (Unaudited)

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on July 27, 2017. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (“Cat Bonds”, also known as event-linked bonds). Under normal circumstances, the Fund will invest primarily in instruments designed to provide exposure to ILWs and/or Cat Bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

ILWs are short-term reinsurance contracts whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are privately negotiated instruments that typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. The Adviser expects that the majority of the ILW contracts to which the Fund will have exposure will have durations of 6 to 12 months, although the ultimate disposition of the investments or the realization of proceeds therefrom, if any, may occur over longer durations. The Adviser will ensure that the substantial majority of its ILW transactions will be fully collateralized by the counterparties to seek to minimize counterparty risk. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the Fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage. If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the Fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. In the event of a “pro-rata” loss event, the appropriate amounts will be released to the Fund and counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Cat Bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors. They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met. If triggered, the principal is paid to the sponsor. Cat Bonds, like ILWs, are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere. Cat Bonds may be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing. Certain Cat Bonds may cover the risk that multiple loss events will occur. The Adviser expects that the majority of the Fund’s investments in Cat Bonds will also be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

The Fund gains a significant amount of its exposure to ILWs, and potentially limited exposure to Cat Bonds, indirectly through structured investments in the form of equity-linked notes issued by Special Purpose Entities (specifically, separate accounts) of NB Reinsurance Ltd., (formally known as Iris Reinsurance Ltd.), a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“NB Re”). The Fund normally invests approximately 80% of its assets, on average over time, in Special Purpose Entities of NB Re. The Fund will not invest more than 25% of its assets in any one such Special Purpose Entity.

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost, if the Fund’s Pricing & Valuation Committee (the “Committee”) concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for equity-linked notes (the “ELNs”) held by the Fund issued by certain segregated accounts (“Segregated Accounts”) of NB Re. The Fund’s investments in ELNs are priced by the administrator to the Segregated Accounts on a periodic basis, including at the time of investment, redemption and maturity. When not priced by the administrator, the Fund fair values the ELNs using the same valuation methodology utilized by the administrator. The Fund, as an ELN holder, has certain periodic redemption rights, some of which are limited and determined by management of the Segregated Account.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees. The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Generally, the fair value of the ELNs are priced in relation to the Fund’s proportional ownership in the Segregated Account’s NAV, which is periodically determined by the administrator of the Segregated Accounts and represents the amount that the Fund reasonably expects to receive if the Fund’s interests were redeemed at the date of valuation. However, the Fund’s ability to redeem its interest in the Segregated Accounts will be limited to quarterly, with 15 days advanced notice and restricted by the release of ILW collateral, which may extend up to 36 months, and the liquidity of the Cat Bonds. When the ELNs are not priced by the administrator, the daily price of the ELNs used to determine the Fund’s NAV is determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

notes to financial statements
July 31, 2021 (Unaudited)

respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser employs a methodology which takes into account the value of each ILW and Cat Bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN. The valuation of the ILWs is enacted by a premium accrual methodology. The accrual pattern varies for each region and type of insured event. Each ILW is modeled within third-party catastrophe modeling software to determine the accrual rate. The software provides a daily resolution for each contract (% of risk per day). When ILWs are “triggered”, the Adviser applies a loss provision to the contract based on loss data obtained from an independent third-party assessor. There is a secondary market for trading Cat Bonds, which are valued by broker supplied valuations or by reference to the value of other securities with similar characteristics.

Equity linked notes were valued using the Special Purpose Entities’ NAVs, adjusted for industry loss data provided by an independent third-party assessor applied to certain contracts held by the Special Purpose Entities that were impacted by aforementioned data and were considered Level 3, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly lower fair value measurement.

For the six month period ended July 31, 2021, there have been no changes to the Fund’s fair value methodologies. For more details on the investment classifications, refer to the Schedule of Investments.

When investments in ELNs are recorded at fair value, using the Segregated Accounts’ respective NAVs as a practical expedient, they are not required to be categorized in the fair value hierarchy. There were no unfunded commitments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date.

Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major U.S. financial institution, which is a member of the Federal Deposit Insurance Corporation (“FDIC”). Cash balances may, at times, exceed FDIC insurance limits.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

Income Taxes – The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

Management has analyzed the Fund’s tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of July 31, 2021, no provision for income tax would be required in the Fund’s financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current period.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser, as compensation for its services, a fee, computed daily and payable as promptly as possible after the last day of each month, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee (“Management Fee”) and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% of the Fund’s average net assets. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board of Trustees upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any lower expense limit in effect at the time of recoupment. As of July 31, 2021, the Adviser has not sought reimbursement for prior waivers of fees or expenses and the amount subject to recapture by the Adviser is $231,123 expiring in 2022, $107,952 expiring in 2023, and $31,028 expiring in 2024.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Shareholder Services Agreement

The Fund is subject to a shareholder services agreement that allows the Fund to pay a fee of 0.25% of its average daily net assets on an annual basis, payable monthly, for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Certain officers of the Fund are also officers or employees of the Adviser or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 17

notes to financial statements
July 31, 2021 (Unaudited)

4.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the six month period ended July 31, 2021, were as follows for the Fund:

Purchases		Sales and Maturities
ELN (000)	Other (000)	ELN (000)	Other (000)
$14,600	$—	$—	$—

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

5.	SHARE CAPITAL:

The Fund was initially capitalized on May 31, 2017 through the sale of 10,000 common shares for $100 (000) ($10.00 per share).

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Minimum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
March 2, 2021	5%	2.5%	333
May 28, 2021	5	2.3	348

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
March 2, 2021	$11.60	$3,867	13,303
May 28, 2021	11.57	4,028	14,924

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board of Trustees has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to approval of the Board of Trustees. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

The Adviser reserves the right to suspend share orders and redemptions during times of large estimated economic and insurance losses.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

The tax character of dividends and distributions declared during the years ended January 31, 2020, and January 31, 2021, were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Total
2021	$—	$—	$—
2020	—	—	—

As of January 31, 2021, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

City National Rochdale Select Strategies Fund
Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	—
CY Late-Year Loss Deferral	(118)
Post-October Losses	—
Unrealized Appreciation/(Depreciation)	20,690
Other Temporary Differences	1
Total Distributable Earnings (Accumulated Losses)	$20,573

During the year ended January 31, 2021, the Fund had no capital loss carryforwards available to offset capital gains.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 18

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/ (depreciation) for tax purposes as of July 31, 2021, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$135,352	$22,455	$—	$22,455

7.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s NAV and ability to meet its investment objective. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long- term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund predominantly provides exposure to ILWs and Cat Bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Insurance and Reinsurance Investments Risk – A principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security and an investor will lose money.

If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses. A significant portion of the Fund’s assets will generally have exposure to ILWs and Cat Bonds tied to natural events and there is inherent uncertainty as to whether, when, where and to what extent such events will occur. There is no way to absolutely predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described herein, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of Investing in Structured Reinsurance
Investments – Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or Cat Bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or Cat Bonds. Should the price of the underlying ILWs and/or Cat Bonds move in an unexpected manner, should a triggering event occur on one or more underlying ILWs and/or Cat Bonds, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been fairly rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months or more. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser generally seeks to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 19

notes to financial statements
July 31, 2021 (Unaudited)

documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs are considered illiquid securities by the Fund.

Risks of Investing in Cat Bonds – Cat Bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a Cat Bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Cat Bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have been determined to have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, Cat Bonds may expose the Fund to certain other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Swaps Risk – The Fund may obtain swap exposure by investing indirectly in ILWs documented as swaps, which typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, ILW swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, Cat Bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, Cat Bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, Cat Bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, Cat Bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available.

Illiquidity and Restricted Securities Risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those instruments deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will exist or be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund.

The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Valuation Risk – The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete or inaccurate data or information, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur, or if occurring, the magnitude of such events. A substantial portion of the Fund’s investment is in Structured Investments for which market quotations are not available. The Fund’s investments in Structured Investments are priced on a periodic basis by the administrator of the Special Purpose Entities. When not priced by the administrator, the Structured Investments are valued pursuant to fair value procedures adopted by the Board of Trustees. The Board of Trustees is responsible for the valuation of the Fund’s investments and reviews all fair value determinations. The Fund’s direct investments in Cat Bonds are normally valued by a third-party pricing vendor proposed by the Adviser and approved by the Board of Trustees. The Adviser considers the inputs, methods, models, and assumptions used by the pricing service to determine such prices, and how those inputs, methods, models and assumptions are affected (if at all) as market conditions change.

Reinsurance Industry Risk – The performance of the Fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of Hurricane Harvey in the Houston metropolitan area in 2017, Hurricane Irma in Florida and the Caribbean Islands in 2017, Hurricane Katrina in New Orleans in 2005 and Superstorm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, Cat Bonds and Structured Investments tied to such exposures. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-Modeling Risk – The Adviser, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of a reinsurance- related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.

The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance- related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the Fund’s principal investment strategies.

Risks of Investing in Special Purpose Entities of NB Re – NB Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect NB Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds.

Focused Investing Risk – At any given time, the Fund’s investments or portfolio risks are normally focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

Non-Diversification Risk – The Fund is classified as “non- diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 21

notes to financial statements
July 31, 2021 (Unaudited)

Market Risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues, real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments was disrupted as a result. Liquidity for many instruments was greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; restricted travel; and caused general concern and uncertainty. The pandemic may result in a sustained domestic or global economic downturn or recession. Although a number of COVID-19 vaccines have begun to be administered, there may be a delay before a significant portion of the population is vaccinated. Until such time, it is unlikely that the COVID-19 pandemic will abate or that the national or global economies will improve in the near term as a result of the vaccines. In addition, a number of variants of the coronavirus have emerged and other, more virulent variants, may emerge in the future, all rendering uncertain the future course of the pandemic. Health crises caused by outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Cash Management Risk – The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives.

Management and Operational Risk – The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques, judgment and decisions will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses, models, tools, resource, information and data used by the Adviser as part of its investment process, or if such analyses, models, tools, resources, information or data are used incorrectly or do not work as intended, could affect the Fund’s performance. The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, and prevent shareholders from redeeming their shares.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 22

Model and Data Risk – The Adviser may use quantitative methods and/or third party information or data to select investments. If quantitative models, algorithms or calculations (whether proprietary and developed by the Adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

The Fund normally invests a significant portion of its assets in Structured Investments in the form of equity-linked notes issued by Special Purpose Entities. Under proposed Treasury Regulations, it is expected that each of the Special Purpose Entities will be treated as a separate entity for U.S. federal income tax purposes. If a Special Purpose Entity were to instead be treated as a division of a larger entity consisting of multiple Special Purpose Entities, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the equity-linked notes will be treated as non-voting equity interests in the Special Purpose Entities for U.S. federal income tax purposes. If the equity-linked notes were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Special Purpose Entities could be treated as income that is not qualifying income.

Certain of the Fund’s investments (including, potentially, certain ILWs, Cat Bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, Cat Bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 23

notes to financial statements
July 31, 2021 (Unaudited)

disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after- tax return from these investments.

It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance- related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing Risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains.

Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on LIBOR. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 24

methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Expense Risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

8. OTHER MATTERS

The outbreak of a novel strain of coronavirus (COVID-19) and subsequent global pandemic began significantly impacting the U.S. and global markets and economies in early 2020. There is significant uncertainty with respect to the breadth and duration of business disruptions related to COVID-19, as well as its long-term impact on the U.S. and global markets and economies. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may negatively affect the value of the Fund’s investments and could lead to losses. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management continues to monitor and evaluate this situation.

9.	SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/ or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2021, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 25

disclosure of fund expenses
July 31, 2021 (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2021, through July 31, 2021).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Annualized Expense Ratio	Expenses Paid During Period*
Select Strategies Fund
Actual Fund Return
Class 1	$ 1,000.00	$ 1,005.20	0.99%	$ 4.92

Hypothetical 5% Return
Class 1	$ 1,000.00	$ 1,019.89	0.99%	$ 4.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 26

board approval of advisory agreement
(Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Select Strategies Fund (the “Fund”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). At meetings held on April 1, 2021, and May 13, 2021, the Board and the Independent Trustees considered and approved the renewal of the advisory agreement (the “Advisory Agreement”) between City National Rochdale, LLC (the “Adviser”) and the Fund, as described below. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the May 13, 2021, meeting was held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreement at their next in-person meeting.

General Information

The following information summarizes the Board’s considerations associated with its review of the Advisory Agreement. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Advisory Agreement with management and in private sessions with their independent counsel at which no representatives of the Adviser were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Fund. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Advisory Agreement, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with that of the peer funds identified by the Adviser for the one-year and since inception periods ended December 31, 2020. The Board observed that the Fund outperformed the returns of the ICE BofA ML 3-Month U.S. Treasury Bill Index for the one- and three-year and since inception periods, and the annualized total returns of the Stone Ridge Reinsurance Risk Premium Interval Fund and the Pioneer ILS Interval Fund for the three-year and since inception periods. The Fund underperformed the total returns of the Stone Ridge Reinsurance Risk Premium Interval Fund (by 0.36%) and the Pioneer ILS Interval Fund (by 0.94%) for the one-year period. In considering the Fund’s performance, the Board noted the Fund’s outperformance of the SwissRe Cat Bond Index for the

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 27

board approval of advisory agreement
(Unaudited)

one-year and since inception periods, and the Fund’s substantial outperformance of its peer group average return over the three-year period.

The Board concluded that based on the various factors they had reviewed, the Adviser continued to provide high quality management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in its peer group identified by the Fund’s administrator (the “Peer Group”). The Board observed that the gross advisory fee paid by the Fund was below the Peer Group average.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Fund, so it did not have a basis to compare the Fund’s advisory fee with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that any net advisory fee retained by the Adviser, with respect to the Fund, is rebated to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the Total Expense Ratio of the Institutional Class of the Fund was below the Peer Group average.

The Board concluded that the advisory fee charged by the Adviser was fair and reasonable in relation to the value of services provided, and that the total expenses of the Fund continued to be reasonable in light of the services provided.

Profitability, Benefits to the Adviser and Economies of Scale

The Trustees next considered information prepared by the Adviser relating to its costs and profits with respect to the Fund for the year ended December 31, 2020. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Trustees concluded that the profits of the Adviser from its relationship with the Fund were reasonable.

The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, other than the investment advisory fee paid to the Adviser, including fees paid to the Adviser for providing certain non-distribution shareholder services to the Fund, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Fund to its customers, and the intangible benefits of the Adviser’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

With respect to potential economies of scale realized by the Adviser as the Fund grows, the Board considered the Adviser’s explanation that it shares any economies of scale achieved with Fund shareholders through means other than breakpoints, such as expense caps and fee waivers, and the investments that the Adviser has made in its business over the past year. The Board also noted that although there were no advisory fee breakpoints, the existing fee structure of the Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fee payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Fund, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 28

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-SA-006-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: October 8, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger, Treasurer (Principal Financial and Accounting Officer and Controller)

Date: October 8, 2021